Exhibit 10.5

独家购股权协议

EXCLUSIVE OPTION AGREEMENT

本独家购股权协议（“本协议”）于2020年 9 月 10 日由以下各方在上海订立:

This Exclusive Option Agreement（this “Agreement”）is entered into in Shanghai as of September 10th , 2020; by and among the following parties:

（1）	北京众巢众行科技有限公司（“外商独资企业”），一家根据中华人民共和国（“中国”）法律在中国上海注册成立的外商独资企业；

Beijing Zhongchao Zhongxing Technology Co.,Ltd. (the “WFOE”), a wholly foreign-owned enterprise registered in Beijing, the People’s Republic of China (“China” or “PRC”), under the laws of China;

（2）	众巢医学科技（上海）有限公司（“众巢医学”），一家根据中国法律在中国上海注册成立的内资公司；和

Zhongchao Medical Technology (Shanghai) Co., Ltd. (“Zhongchao”), a domestic company registered in Shanghai, China, under the laws of China; and

（3）	在附件1列明的每一方（以下这样的个人单独称为“一名股东”，合称为“股东”）

Each of the parties listed under Schedule 1 (each, “a Shareholder” and collectively, the “Shareholders”)

(以上外商独资企业、众巢医学和每一位股东单独称为“一方”，合称为“各方”)。

(Each of the WFOE, Zhongchao and each of the Shareholders, a “Party”, and collectively the “Parties”).

序言

RECITALS

（A）	鉴于，股东持有众巢医学100%的股权；

WHEREAS, the Shareholders hold100% equity interest in Zhongchao.

（B）	鉴于，外商独资企业和众巢医学于2019年8月14日签署了一份《独家服务总协议》；

WHEREAS, the WFOE and Zhongchao entered into a master exclusive service agreement dated on August 14, 2019；

（C）	鉴于，外商独资企业、众巢医学以及股东于2020年 9 月 10 日订立了一份《业务合作协议》；

WHEREAS, the WFOE, Zhongchao and the Shareholders entered into a business cooperation agreement dated September 10th , 2020;

1 / 30

（D）	鉴于，作为为众巢医学的正常经营持续提供服务的对价，外商独资企业要求股东通过本协议向外商独资企业授予购买股东持有的众巢医学全部或部分股权的独家权利，由外商独资企业或外商独资企业指定方行使，且股东同意授予外商独资企业独家购买众巢医学全部或部分股权的权利。

WHEREAS, as the consideration for the WFOE and its affiliates to provide Zhongchao with services necessary for their business operation, the WFOE has requested the Shareholders to grant the WFOE an exclusive option through this Agreement which can be exercised by the WFOE or the WFOE’s designee, and the Shareholders have agreed to grant such exclusive option to purchase all or part of the equity interest held by the Shareholders in Zhongchao.

（E）	有鉴于此，基于本协议包含的前提、陈述、保证、承诺和约定，本协议各方愿意受其法律约束并约定如下：

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

协议

AGREEMENT

1.	标的股权

Target Equity Interest

1.1	在下述情况下，外商独资企业有权要求股东向外商独资企业或外商独资企业指定的第三方（“被指定方”）转让股东持有的众巢医学的全部或部分（以外商独资企业的具体要求为准）股权（“标的股权”），且股东应按照外商独资企业的要求向外商独资企业和/或被指定方转让标的股权（“股权转让选择权”），除外商独资企业和/或被指定方外，任何其他第三方均不得享有股权转让选择权：

The WFOE shall have the right to require the Shareholders to transfer any and all of the equity interest of Zhongchao the Shareholders hold (the “Target Equity Interest”) to the WFOE and/or a third party designated by the WFOE (the “Designee”), in whole or in part, subject to the WFOE’s specific requirements (“Equity Interest Transfer Option”)，and the Shareholders shall transfer the Target Equity Interest to the WFOE and/or its Designee, who shall have exclusive rights over the Equity Interest Transfer Option, in accordance with the WFOE’s requirements under the following circumstances:

1.1.1	中国法律和行政法规允许外商独资企业和/或其被指定方合法拥有全部或部分标的股权；或

Where the WFOE and/or its Designee can legally own all or part of the Target Equity Interest under the laws and administrative regulations of China; or

2 / 30

1.1.2	外商独资企业以其完全自主判断认为适宜或必要的任何其他情形。

Any other circumstances deemed as appropriate or necessary by the WFOE in its sole discretion.

1.2	外商独资企业有权随时行使其全部或部分股权购买选择权，取得全部或部分标的股权，且行权次数不限。

The WFOE shall have the right to exercise its purchase right of equity in whole or in part and to acquire the Target Equity Interest in whole or in part without any limit at any time and from time to time.

1.3	外商独资企业有权指定任何第三方取得全部或部分标的股权，股东不得拒绝，并应按照外商独资企业的要求向该等被指定方转让全部或部分标的股权。

The WFOE may designate any third party to acquire the Target Equity Interest in whole or in part and the Shareholders shall not refuse and shall transfer the Target Equity Interest in whole or in part to such Designee as requested by the WFOE.

1.4	按本协议向外商独资企业或其被指定方转让标的股权以前，未经外商独资企业事先书面同意，股东不得向任何第三方转让标的股权或其任何部分。

Prior to the transfer of the Target Equity Interest to the WFOE or its Designee according to this Agreement, the Shareholders shall not transfer the Target Equity Interest or any portion thereof to any third party without the WFOE’s prior written consent.

2.	程序

Procedures

2.1	在履行本协议时，股东应按照本协议附件二规定的格式签署《股权转让协议》，并将该文件交付给外商独资企业。

Concurrent with the execution of this Agreement, the Shareholders shall execute and deliver to the WFOE the Equity Interest Transfer Agreement in the format set forth in Schedule 2 attached hereto.

2.2	若外商独资企业根据上述第1.1条规定决定行使股权转让选择权，应向众巢医学和股东发出书面通知，其中说明拟受让标的股权的比例和受让方的身份（“股权购买通知”）。众巢医学和股东应在股权购买通知之日起的七（7）日内，为办理上述股权转让的登记过户提供必要的全部资料和文件。

If the WFOE decides to exercise the Equity Interest Transfer Option pursuant to Section 1.1 hereinabove, it shall send written notice to Zhongchao and the Shareholders which specifies the proportion of the Target Equity Interest to be acquired and identifies the transferee (the “Equity Interest Purchase Notice”). Zhongchao and the Shareholders shall furnish all materials and documents necessary for the registration of said equity interest transfer within seven (7) days after the date of Equity Interest Purchase Notice;

3 / 30

2.3	在行使股权转让选择权时，若不止一位股东持有众巢医学的股权，则本协议项下的股东 和众巢医学应促使众巢医学的其他股东做出书面说明，同意向外商独资企业和/或被指定方转让标的股权，并放弃与之相关的任何优先购买权；

If at the time of exercising the Equity Interest Transfer Option, more than one Shareholder hold equity interest in Zhongchao, each Shareholder and Zhongchao shall cause such other Shareholders to provide their written consent to the transfer of the Target Equity Interest to the WFOE and/or the Designee(s) and to waive any preemptive right related thereto;

2.4	众巢医学和股东应就按本协议和股权购买通知进行的各次标的股权转让，促使股东和外商独资企业和/或各被指定方（依实际情况而定）之间签署一份股权转让协议；

Zhongchao and the Shareholders shall cause an Equity Interest Transfer Agreement to be duly executed with respect to each transfer to the WFOE and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Notice regarding the Target Equity Interest;

2.5	有关各方应签署全部必要的合同、协议或文件，取得全部必要的政府证照和批文，并采取全部必要的行动，从而向外商独资企业和/或被指定方转让标的股权的所有权（不受任何担保权益的限制），并促使外商独资企业和/或被指定方成为标的股权的登记所有人。就本条和本协议而言，“担保权益”包括担保、抵押、第三方权利或权益、股票期权、购买权、优先受让权、抵销权、所有权留置或其他担保安排，但不包括本协议和股权质押协议设立的任何担保权益。

The relevant Parties shall execute all necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Target Equity Interest to the WFOE and/or the Designee(s), unencumbered by any security interests, and cause the WFOE and/or the Designee(s) to become the registered owner(s) of the Target Equity Interest. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and the Equity Interest Pledge Agreement.

3.	转让价款

Transfer Price

3.1	标的股权的全部转让价款为前述股权转让时中国法律和行政法规允许的最低价格(“转让价格”）。如果标的股权分批转让，则应按照转让标的股权的比例确定相应的转让价款金额。股东因转让标的股权而获得的全部转让价款以及任何其他相关收益应在取得后立即无偿转交给外商独资企业或外商独资企业指定的实体。

The total transfer price for the Target Equity Interest shall be the lowest price allowable under PRC laws and administrative regulations at the time of said transfer (“Transfer Price”). If the Target Equity Interest are transferred in installments, the due transfer price for each installment shall be determined in accordance with the proportion of Target Equity Interest under said transfer. The Shareholders shall transfer the Transfer Price and affiliated benefits to the WFOE or the entity designated by the WFOE at nil consideration immediately after receiving the Transfer Price and affiliated benefits.

4 / 30

3.2	转让标的股权产生的全部税费、费用和杂费应由相关各方按照中国法律各自承担。

All the taxes, fees and expenses arising from the transfer of the Target Equity Interest shall be borne by each relevant Party respectively in accordance with the Laws of China.

4.	承诺

Covenants

4.1	众巢医学和股东的承诺

Covenants of Zhongchao and the Shareholders

股东（作为众巢医学的股东）和众巢医学特此承诺如下:

The Shareholders (as the shareholders of Zhongchao) and Zhongchao hereby covenant as follows:

4.1.1	未经外商独资企业事先书面同意，其不会通过任何形式补充、变更或修改众巢医学的公司章程或其他组织性文件，不会增减众巢医学的注册资本，也不会通过其他方式变更众巢医学的注册资本结构；

Without the prior written consent of the WFOE, they shall not in any manner supplement, change or amend the articles of association or other documents of Zhongchao, increase or decrease its registered capital, or change the structure of its registered capital in other manners;

4.1.2	其应谨慎、有效地经营众巢医学的公司业务和处理其事务，按照良好的财务和商业标准及实务维持众巢医学的存续；

They shall maintain Zhongchao’s corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

4.1.3	未经外商独资企业事先书面同意，其不会在本协议签署后通过任何方式出售、转让、抵押或处置众巢医学的任何资产（除在日常经营过程中产生的资产处置）或众巢医学业务或收入中的法定或受益权益，也不会允许设置任何相关的担保权益，或其他权利负担；

Without the prior written consent of the WFOE, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Zhongchao (except in the ordinary course of business), or legal or beneficial interest in the business or revenues of Zhongchao, or allow the encumbrance thereon of any security interest or any other encumbrance;

4.1.4	未经外商独资企业事先书面同意，其不会发生、继承、担保或承受任何债务，但不包括在正常业务过程中发生的债务；

Without the prior written consent of the WFOE, they shall not incur, inherit, guarantee or assume any debt, except for debts incurred in the ordinary course of business;

5 / 30

4.1.5	其应在经营众巢医学全部业务的正常运营过程中，一直保持众巢医学的资产价值，不得采取任何可能影响众巢医学业务状况和资产价值的任何行为/不作为；

They shall always operate all of Zhongchao’s businesses during the ordinary course of business to maintain the asset value of Zhongchao and refrain from any action/omission that may adversely affect Zhongchao’s operating status and asset value;

4.1.6	未经外商独资企业事先书面同意，其不会促使众巢医学签署任何重大合同，但在正常业务过程中签署的除外（就本段而言，重大合同的标准由外商独资企业自行判断）；

Without the prior written consent of the WFOE, they shall not cause Zhongchao to execute any material contract, except the contracts executed in the ordinary course of business (for purpose of this subsection, the WFOE may define a material contract at its sole discretion);

4.1.7	未经外商独资企业事先书面同意，其不会促使众巢医学向任何人提供任何贷款或信贷，但正常业务过程中提供的除外；

Without the prior written consent of the WFOE, they shall not cause Zhongchao to provide any person with any loan or credit other than in the course of ordinary business;

4.1.8	其应在外商独资企业提出要求时提供有关众巢医学业务经营和财务状况的相关资料；

They shall provide the WFOE with information on Zhongchao’s business operations and financial condition at WFOE’s request;

4.1.9	如外商独资企业要求，其应为众巢医学的资产和业务从符合外商独资企业要求的保险公司处购买并持有保险，保险金额和险种应符合同类公司购买的金额和种类；

If requested by the WFOE, they shall procure and maintain insurance in respect of Zhongchao’s assets and business from an insurance carrier acceptable to the WFOE, at an amount and type of coverage typical for companies that operate similar businesses;

4.1.10	未经外商独资企业事先书面同意，其不会促使或允许众巢医学与任何人进行合并或整合或向任何人进行收购或投资，或与他方组成合伙、合营企业或者其他类似性质的经济组织；

Without the prior written consent of the WFOE, they shall not cause or permit Zhongchao to merge, consolidate with, acquire or invest in any person, or formation of any partnership, joint venture or other similar entity with a third party;

6 / 30

4.1.11	如发生或可能发生与众巢医学的资产、业务或收入相关的任何诉讼、仲裁或行政程序，其应立即通知外商独资企业；

They shall immediately notify the WFOE of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Zhongchao’s assets, business or revenue;

4.1.12	为保持众巢医学对其全部资产的所有权，其应签署全部必要或适当的文件，采取全部必要或适当的行为，提出全部必要或适当的控告，或针对全部索赔提出必要和适当的抗辩；

To maintain the ownership by Zhongchao of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

4.1.13	未经外商独资企业事先书面同意，其应确保众巢医学不会通过任何方式向股东分配股息，但在外商独资企业书面要求时，众巢医学应立即向股东分配全部或部分可分配利润，然后再由股东立即并无条件地将上述分配支付或转移至外商独资企业；

Without the prior written consent of the WFOE, they shall ensure that Zhongchao shall not in any manner distribute dividends to its shareholder(s), provided that upon the WFOE’s written request, Zhongchao shall immediately distribute part or all distributable profits to its shareholder(s) who shall in turn immediately and unconditionally pay or transfer to the WFOE any such distribution;

4.1.14	在外商独资企业要求时，其应任命外商独资企业指定的任何人担任众巢医学的董事和/或执行董事；

At the request of the WFOE, they shall appoint any persons designated by the WFOE as the directors and/or executive director of Zhongchao;

4.1.15	其应促使众巢医学的股东会及董事会通过与外商独资企业的指示一致的股东会决议及董事会决议；

They shall cause the meeting of shareholders and the board of directors of Zhongchao to pass shareholders’ resolutions and board resolutions in accordance with the instruction of the WFOE;

4.1.16	除非中国法律强制要求，未经外商独资企业书面同意，众巢医学不得解散或清算。

Unless otherwise mandatorily required by PRC laws, Zhongchao shall not be dissolved or liquated without prior written consent by the WFOE.

7 / 30

4.2	有关众巢医学之股权的承诺

Covenants regarding Equity Interest in Zhongchao

股东特此承诺如下：

Each Shareholder hereby covenants as follows:

4.2.1	未经外商独资企业事先书面同意，任一股东不会通过任何方式出售、转让、抵押或处置标的股权的任何法定或受益权益，也不会允许在其上设置任何其他担保权益，但按照股权质押协议对标的股权进行的质押除外；

Without the prior written consent of the WFOE, any Shareholder shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the Target Equity Interest or allow the encumbrance thereon of any security interest, except for the pledge placed on the Target Equity Interest in accordance with the Equity Interest Pledge Agreement;

4.2.2	股东应促使众巢医学的股东会（为本协议之目的，除另有明确约定，“股东会”包含“股东大会”之意义）会议和/或董事会会议和/或执行董事在未经外商独资企业事先书面同意情况下，对以任何方式出售、转让、抵押或处置标的股权的任何法定或受益权益不予批准，也不允许在其上设置任何其他担保权益，但按照股权质押协议对标的股权进行的质押除外；

The Shareholder shall cause the shareholders’ meeting (as for the purpose of this Agreement, unless otherwise stipulated herein, “shareholders’ meetings” includes the meaning of “the general meeting”) the meeting and/or the board of directors’ meeting and/or the executive directors of Zhongchao not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the Target Equity Interest or allow the encumbrance thereon of any security interest, without the prior written consent of the WFOE, except for the pledge placed on the Target Equity Interest in accordance with the Equity Interest Pledge Agreement;

4.2.3	股东应促使众巢医学的股东大会和/或董事和/或执行董事会议在未经外商独资企业事先书面同意情况下，对众巢医学与任何企业或其他经济组织的合并或整合，或对任何企业或其他经济组织进行收购或投资，或设立合资企业、合伙或者其他类似性质的经济组织，或以任何方式出售、转让、抵押或处置标的股权的任何法定或受益权益不予批准；

The Shareholder shall cause the shareholders’ meeting or the board of directors and/or the executive directors of Zhongchao not to approve the merger or consolidation with any enterprise or other entity, or the acquisition of or investment in any enterprise or other entity, and not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the Target Equity Interest without the prior written consent of the WFOE;

8 / 30

4.2.4	如发生或可能发生与标的股权相关的任何诉讼、仲裁或行政程序，股东应立即通知外商独资企业；

The Shareholder shall immediately notify the WFOE of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the Target Equity Interest;

4.2.5	在外商独资企业要求时，股东应及时和无条件地促使标的股权的转让按本协议规定得到批准和完成；

At the request of the WFOE at any time, the Shareholder shall promptly and unconditionally cause the transfer of the Target Equity Interest to be approved and consummated as set forth in this Agreement;

4.2.6	为保持股东对众巢医学的所有权，股东应签署全部必要或适当的文件，采取全部必要或适当的行为，提出全部必要或适当的控告，或针对全部索赔提出必要和适当的抗辩；

To the extent necessary to maintain the Shareholder’s ownership in Zhongchao, the Shareholder shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

4.2.7	在外商独资企业要求时，股东应任命外商独资企业指定的任何人担任众巢医学的董事和/或执行董事；

The Shareholder shall appoint any designee of the WFOE as the director and/or executive director of Zhongchao, at the request of the WFOE;

4.2.8	如股东从众巢医学获得任何利润、分红、股利、股息或清算所得，股东应在遵从中国法律的前提下将其及时赠予外商独资企业或外商独资企业指定的任何实体；和

The Shareholders shall promptly donate any profit, interest, dividend or proceeds of liquidation received from Zhongchao to the WFOE or any other entity designated by the WFOE to the extent permitted under applicable PRC laws; and

4.2.9	股东应严格遵守本协议以及股东、外商独资企业和众巢医学之间共同或单独签署的其他合同规定，履行其中的义务，不得进行任何可能影响上述协议和合同的有效性和可执行性的作为/不作为。若股东在本协议、或股权质押协议、或对外商独资企业授权的委托协议及授权委托书项下的股权还留存有任何权利，股东不得行使该等权利，除非按照外商独资企业的书面指示行事。

The Shareholder shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among the Shareholder, the WFOE and Zhongchao, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability hereof and thereof. To the extent that the Shareholder has any remaining rights with respect to the equity interest subject to this Agreement hereunder or under the Equity Interest Pledge Agreement or under the proxy agreement and power of attorney granted in favor of the WFOE, the Shareholder shall not exercise such rights except in accordance with the written instructions of the WFOE.

9 / 30

5.	陈述和保证

Representations and Warranties

股东和众巢医学特此连带地向外商独资企业陈述和保证，截至本协议签署日和各标的股权转让日：

The Shareholders and Zhongchao hereby represent and warrant to the WFOE, jointly and severally, as of the date of this Agreement and each date of transfer of the Target Equity Interest, that:

5.1	其有权签署本协议和涉及标的股权转让的相关股权转让协议，且具有履行本协议和任何股权转让协议项下义务的能力；

The Shareholders and Zhongchao have the authority to execute and deliver this Agreement and any relevant Equity Interest Transfer Agreement concerning the Target Equity Interest to be transferred thereunder, and to perform their obligations under this Agreement and any Equity Interest Transfer Agreements;

5.2	签署和交付本协议或任何股权转让协议以及履行其项下的任何义务，不会：（1）导致违反任何相关的中国法律；（2）与众巢医学的公司章程、内部细则或其他组织文件抵触；（3）导致违反其订立或对其具有约束力的任何合同或文件，或构成该等合同或文件项下的违约；（4）导致违反向其发放的任何证照或许可的任何发放条件和/或持续有效的条件；及（5）导致向其发放的任何证照或许可被吊销、没收或附加额外条件；

The execution and delivery of this Agreement or any Equity Interest Transfer Agreements and the performance of any obligations under this Agreement or any Equity Interest Transfer Agreements: (i) do not cause any violation of any applicable laws of China; (ii) are not inconsistent with the articles of association, bylaws or other organizational documents of Zhongchao; (iii) do not cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) do not cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to any of them; and (v) do not cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to any of them;

5.3	股东对标的股权拥有有效和可出售的所有权。除股权质押协议外，股东未对标的股权设置任何担保权益；

The Shareholders have good and merchantable title to the Target Equity Interest. Except for the Equity Interest Pledge Agreement, the Shareholders have not placed any security interest on the Target Equity Interest;

10 / 30

5.4	众巢医学对其全部资产拥有有效和可出售的所有权，未对上述资产设置任何担保权益，但已向外商独资企业披露且已获得外商独资企业书面同意的担保权益除外；

Zhongchao has good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets, except for encumbrance disclosed to the WFOE for which WFOE’s written consent has been obtained;

5.5	众巢医学无任何尚未偿还的债务，但不包括（1）在正常业务过程中发生的债务；和（2）已向外商独资企业披露且已获得外商独资企业书面同意的债务；及

Zhongchao does not have any outstanding debts, except for (i) debts incurred in the ordinary course of business; and (ii) debts disclosed to the WFOE for which WFOE’s written consent has been obtained; and

5.6	众巢医学已遵守有关兼并收购的全部中国法律法规。

Zhongchao has complied with all laws and regulations of China applicable to mergers and acquisitions.

6.	税务和费用

Taxes and Fees

在编制和签署本协议和股权转让协议，以及完成本协议和股权转让协议拟定的交易过程中，各方应支付依据中国法律征收或发生的全部转让和登记税费、支出和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Equity Interest Transfer Agreement, as well as the consummation of the transactions contemplated under this Agreement and the Equity Interest Transfer Agreement.

7.	保密

Confidentiality

7.1	各方承认，各方就本协议交换的任何口头或书面信息均属于保密信息。每一方应对上述全部信息保密，在未取得其他方的书面同意前，不得向任何第三方披露任何相关信息，但下述情况除外：（a)该信息已经或将被公众所知（但不是因为接受一方的违约披露导致的）；（b)按照适用法律、法规或证券交易所的要求披露的；或（c)任何一方需要向其法律顾问、财务顾问、董事或高级管理人员披露的有关本协议项下拟定交易的信息，且该法律顾问、财务顾问、董事或高级管理人员受与本款规定相类似的保密义务的制约。如任何一方聘用的任何职员或代理机构披露保密信息，将被视为该方披露了该保密信息并因此承担违约责任。本款规定将在本协议因任何原因终止后持续有效。

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or regulations or rules of any securities exchange; or (c) information required to be disclosed by any Party to its legal counsel, financial advisor, directors or senior management officers regarding the transaction contemplated hereunder, provided that such legal counsel, financial advisor, directors or senior management officers is also bound by confidentiality duties similar to the duties set out in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

11 / 30

7.2	各方同意本协议终止或失效时，本条仍然有效。

The Parties agree that this section shall remain survive the termination or expiration of this Agreement.

8.	转让

Assignment

8.1	未经外商独资企业事先书面同意，众巢医学和股东不得向任何第三方转让各自在本协议项下的任何权利或义务。

Zhongchao and the Shareholders shall not assign any of their respective rights or obligations under this Agreement to any third party without the prior written consent of the WFOE.

8.2	众巢医学和股东特此同意，外商独资企业可以其完全自主判断自行转让其在本协议项下的权利和义务，且仅需向众巢医学和股东发出转让本协议下权利义务的书面通知。

Zhongchao and the Shareholders hereby agree that the WFOE may assign its rights and obligations under this Agreement as the WFOE may decide at its sole discretion, and such assignment shall only be subject to a written notice sent to Zhongchao and the Shareholders.

8.3	本协议的条款和条件应为当事方各自的继承人和经许可的受让人之利益而生效，并应约束当事方各自的继承人和受让人。除非本协议明示规定，本协议的任何规定（明示和默示的）均不意图赋予除本协议当事方或其各自继承人和受让人之外的任何他方本协议项下或源于本协议的任何权利、救济、义务、或责任。

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties. Save as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

9.	完整协议和协议修改

Entire Agreement and Amendment to Agreement

9.1	本协议及本协议中明确提及或包含的全部约定和/或文件构成有关本协议标的事项的完整 约定，并取代此前各方就本协议标的事项达成的全部口头约定、合同、谅解和交流。

This Agreement and all agreements and/or documents mentioned or included explicitly by this Agreement constitute the complete agreement with respect to the subject matter of this Agreement and shall substitute any and all prior oral agreements, contracts, understandings and communications made by the Parties with respect to the subject matter of this Agreement.

12 / 30

9.2	对本协议的任何修改应以书面方式作出，并仅在本协议各方签署后生效。经各方正式签署的修改协议和补充协议构成本协议的组成部分，并与本协议具有同等法律效力。

Any modification of this Agreement shall be made in a written form and shall only become effective upon execution by all Parties of this Agreement. Modifications and supplements to this Agreements duly executed by the Parties shall be parts of this Agreement and shall have the same legal effect as this Agreement.

9.3	标的股权转让时，若根据当时有效的中国法律和行政法规有必要修改本协议附件二《股权转让协议》的格式，各方应友好协商依照中国法律和行政法规修改上述格式。

In the event that at the time of the Target Equity Interest transfer, it is necessary to modify the form of the “Equity Interest Transfer Agreement” set forth in Schedule 2 attached hereto pursuant to the then effective PRC laws and administrative regulations, the Parties shall make such modifications in good faith in compliance with PRC laws and administrative regulations.

9.4	附件是本协议的必要组成部分，与本协议的其他部分具有同等法律效力。

The Schedules are an integral part of this Agreement and have the same legal effects as the other parts of the Agreement.

10.	管辖法律

Governing Law

本协议依中国法律解释并受其管辖。

This Agreement shall be construed in accordance with and governed by the laws of China.

11.	争议解决

Dispute Resolution

因本协议产生或与本协议相关的任何争议或主张应由各方通过友好协商的方式解决。如果各方未能解决争议，应将争议提交到上海国际经济贸易仲裁委员会（“仲裁委”），由仲裁委按照申请仲裁时有效的仲裁委仲裁规则经由仲裁解决。仲裁地为上海，仲裁语言为中文。只用一名仲裁员仲裁，该仲裁员由仲裁委指定。仲裁裁决具终局性且对各方都有约束力。

Any dispute or claim arising out of or in connection with or relating to this Agreement shall be resolved by the Parties in good faith through negotiations. In case no resolution can be reached by the Parties, such dispute shall be submitted to the Shanghai International Economic and Trade Arbitration Commission(the “Arbitration Commission”) for arbitration in accordance with its rules of arbitration in effect at the time of applying for such arbitration and the place of arbitration shall be in Shanghai, and the language of arbitration shall be Chinese. The arbitration tribunal shall be composed of only one arbitrator, which shall be appointed by the arbitration commission. The arbitral award shall be final and binding upon all Parties.

13 / 30

在争议解决和仲裁程序进行过程中，除了本协议正在仲裁的事宜以外，各方应在实际可行的前提下继续履行本协议。每一方应自行承担为解决任何争议而发生的费用，但仲裁费应由各方平均分担。

Throughout any dispute resolution and arbitration proceedings, the Parties shall continue to perform this Agreement, to the extent practical, with the exception of the matter that is under arbitration. Each Party shall be responsible for its own expenses in connection with resolving any Dispute, but the arbitration fees shall be shared equally.

12.	生效日和期限

Effective Date and Term

12.1	本协议于文首所载之日签署并生效。

This Agreement shall be signed and take effect as of the date first set forth above.

12.2	本协议在众巢医学存续期间将持续有效，除非根据第13条终止。

This Agreement shall remain effective as long as Zhongchao exists unless terminated as provided in Section 13.

13.	终止

Termination

13.1	众巢医学和股东均无权终止本协议。本协议在以下任何情况下终止：（1)外商独资企业可随时以提前三十(30)天书面通知众巢医学和股东的方式终止本协议；（2)根据本协议，股东持有的众巢医学之股权已全部转让给外商独资企业和/或其被指定方，则本协议于该等股权转让完成时终止。

Neither of the Shareholders and Zhongchao shall have the right to terminate this Agreement. This Agreement shall be terminated i) by the WFOE at any time with thirty (30) days advance written notice to Zhongchao and the Shareholders; or ii) upon the transfer of all the equity interest held by the Shareholders to the WFOE and/or its Designee pursuant to this Agreement, this Agreement shall be terminated on the day of completion of this transfer.

14 / 30

14.	损害和赔偿

Indemnities and Remedies

14.1	如一方违反本协议，则该方应就违反本协议而给另一方造成的损失、损害、责任、被索赔损失等（“损失”）依照另一方的要求立即予以赔偿，但如果另一方遭受的损失系由于该另一方或该另一方的董事、管理人员、雇员或者代理自身的故意行为不当、违反法律、违约行为、重大过失等原因造成的，则违约方无需对另一方予以赔偿。

Either Party shall forthwith on demand indemnify the other Party against any claim, loss, liability or damage (“Loss”) which such Party shall incur as a consequence of any breach by the other Party of this Agreement provided that neither Party shall be liable to indemnify the other Party for any Loss to the extent that such Loss arises from the willful misconduct, breach of applicable law, regulation or contractual obligation or from the material negligence of the other Party or its directors, officers, employees, or agents.

14.2	各方同意本协议终止或失效时，本条仍然有效。

The Parties agree that this section shall survive the termination or expiration of this Agreement.

15.	通知

Notices

任何一方按本协议规定发出的通知或其他通信应以英文或中文语书写，并可以专人递送、挂号邮寄、邮资预付邮寄、或受承认的专递服务或发送传真的形式发送到有关各方不时指定的收件地址。通知被视为实际到达的日期，应按如下方式确定：（a）专人递送的通知，专人递送当日即视为已实际送达；（b）用信函发出的通知，则在邮资付讫的航空挂号信寄出日（依邮戳为准）后的第十（10）天，即视为已实际送达，或在送交专递服务公司后的第四（4）天，即视为已实际送达；以及(c)用传真发送的通知，在有关文件的传送确认单上所显示的接收时间，即视为已实际送达。

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of each relevant party as specified by such party from time to time. The date when a notice is deemed to be duly served shall be determined as follows: (a) a notice delivered personally is deemed duly served upon delivery; (b) a notice sent by mail is deemed duly served on the tenth (10th) day after the date when the postage prepaid registered airmail is posted (as evidenced by the postmark), or on the fourth (4th) day after the date when the notice is delivered to an internationally-recognized courier service agency; and (c) a notice sent by facsimile transmission is deemed duly served upon receipt as evidenced by the time shown in the transmission confirmation for the relevant documents.

16.	可分割性

Severability

如果本协议项下的任何条款因与有关法律不一致而无效或不可执行，则该条款仅在有关法律的管辖范围之内被视为无效或不可执行，并且本协议其他条款的有效性、合法性和可执行性不受其影响。

If any provision of this Agreement is judged to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be only with respect to such laws, and the validity, legality and enforceability of the other provisions hereof shall not be affected.

15 / 30

17.	文本

Counterparts

本协议由协议各方签署四（4)份原件，每方各执一（1)份，所有原件具有同等法律效力。本协议可以一份或多份副本形式签署。

This Agreement shall be executed in four (4) originals by all Parties, with each Party holding one original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts.

18.	语言Languages

本协议英文和中文文本具有同等法律效力。英文和中文若有不一致，以中文文本为准。

Both Chinese and English versions of this Agreement shall have equal validity. In case of any discrepancy between the English version and the Chinese version, the Chinese version shall prevail.

[后附签字页Signature Pages Follow]

16 / 30

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

北京众巢众行科技有限公司

Beijing Zhongchao Zhongxing Technology Co.,Ltd.

授权代表（Authorized Representative）：/s/ Weiguang Yang

17 / 30

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

众巢医学科技（上海）有限公司

Zhongchao Medical Technology (Shanghai) Co., Ltd.

授权代表（Authorized Representative）：/s/ Weiguang Yang.

18 / 30

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

杨伟光

Weiguang Yang

签字/Signature：/s/ Weiguang Yang.

19 / 30

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

上海行众投资管理合伙企业（有限合伙）

Shanghai Xingzhong Investment Management LP, Ltd.

授权代表（Authorized Representative）：/s/ Weiguang Yang.

20 / 30

SCHEDULE 1

附件1

Shareholders

股东

序号	姓名	证件号码/统一信用代码
No.	Name	No.
1.	杨伟光	362227198206170314
	Weiguang Yang

2.	上海行众投资管理合伙企业（有限合伙）	913101143584694449
	Shanghai Xingzhong Investment Management LP, Ltd.

21 / 30

SCHEDULE 2

附件2

股权转让协议

EQUITY INTEREST TRANSFER AGREEMENT

本股权转让协议（“本协议”）由以下各方于 年 月 日在上海订立:

This Equity Interest Transfer Agreement（this“Agreement”）is entered into in Shanghai as of ， by and among the following parties:

（1）	转让方（Transferor）：

杨伟光，身份证号362227198206170314，为众巢医学科技（上海）有限公司（“众巢医学”）的股东；

Weiguang Yang, No. 362227198206170314, shareholder of Zhongchao Medical Technology (Shanghai) Co., Ltd.(“Zhongchao”) ；

上海行众投资管理合伙企业（有限合伙），统一信用代码913101143584694449，为众巢医学的股东；

Shanghai Xingzhong Investment Management LP, Ltd. , No. 913101143584694449, shareholder of Zhongchao；

（2）	受让方（Transferee）：

北京众巢众行科技有限公司（“外商独资企业”）一家根据中华人民共和国（“中国”）法律在中国上海注册成立的外商独资企业；

Beijing Zhongchao Zhongxing Technology Co.,Ltd. (the “WFOE”), a wholly foreign-owned enterprise registered in Shanghai, the People’s Republic of China (“China” or “PRC”), under the laws of China;

（3）	目标公司（Target Company）：

众巢医学科技（上海）有限公司（“众巢医学”），一家根据中国法律在中国上海注册成立的内资公司；

Zhongchao Medical Technology (Shanghai) Co., Ltd. (“Zhongchao”), a domestic company registered in Shanghai, China, under the laws of China;

22 / 30

每一位在上文列明的转让方单独称为 “一名股东”，合称为“股东”。

Each of the Transferors listed above (each, “a Shareholder” and collectively, the “Shareholders”).

(以上外商独资企业和每一位股东单独称为“一方”，合称为“各方”)。

(Each of the WFOE,each of the Shareholders, a “Party”, and collectively the “Parties”).

序言

RECITALS

（A）	鉴于，股东持有目标公司100%的股权；

WHEREAS, the Shareholders hold 100% equity interest in Target Company.

（B）	鉴于，转让方将其持有的目标公司 %股权转让予受让方，受让方同意根据本协议约定的条款和条件受让该股权。

WHEREAS, the Transferors desire to sell to Transferee         % of the equity interest in the Target Company, and Transferee desires to purchase from the Transferors according to the terms and expressions of this agreement；

23 / 30

（C）	有鉴于此，基于本协议包含的各项前提、声明、保证、承诺和约定，各方愿意受其法律约束，并达成如下约定：

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

协议

AGREEMENT

1.	转让标的

Transfer Target

本协议项下标的股权，是指本协议转让方持有的目标公司         %股权。

Target equity interest in this agreement refers to         % equity interest the transferer hold.

2.	股权转让

Equity Interest Transfer

2.1	转让方同意将其持有的标的股权及与该等股权相关的权益、利益及依法享有的全部权利转让予受让方。

The shareholders agree to transfer target equity interest, relevant rights and interests and all rights in accordance with law to the transferee.

2.2	受让方同意根据本协议约定的条款和条件受让标的股权及与该等股权相关的权益、利益及依法享有的全部权利。

According to the terms and requirement of this agreement, the transferee agree to acquire the target equity interest, relevant rights and interests and all rights in accordance with law to the transferee.

2.3	本次股权转让由受让方负责指派人员办理有关的工商变更登记手续，转让方负有配合义务。

For the purpose of the equity interest transfer, the transferee takes the responsible of arranging people to duel the transfer register precedures, the transferor have the obligation to cooperate.

24 / 30

2.4	本协议各方一致同意，下述条件全部获得满足之日为本协议项下标的股权转让行为的完成日（下称“完成日”）：

（1） 受让方已向转让方支付本协议第3条所述股权转让价款，目标公司更新股东名册，并向受让方颁发出资证明书；

（2） 目标公司就本次股权转让向工商行政管理部门办理并完成有关工商变更登记/备案手续。

Both parties of this agreement hereby agree to that the day of all the terms meet the requirement is called “closing day”, terms as follows:

(1) The transferee has already paid the transfer price according to Term 3 of this agreement, the target company has updated the shareholder list, and issued the certification of capital contribution to the transferee.

(2) The target company has already gone though the procedures of registering or filing at the industrial and commercial administrative department for this equity interest transfer.

2.5	自完成日起，受让方即享有和承担与标的股权有关的全部权利和义务，转让方则不再享有和承担与标的股权有关的任何权利和义务。

From the time of “closing day”, the transferee can enjoy and undertake all rights and obligations about the target equity interest, also the party of transfer cannot enjoy and undertake any other rights and obligations about the target equity interest.

3.	股权转让对价及支付

Payment of Transfer Price

本协议各方协商确定，本协议项下标的股权的转让对价为人民币               元（大写：               元）。该等对价为受让方取得标的股权所有权所需支付的全部款项。

According the agreement of both parties, the transfer price of the target equity interest is RMB                , the transferee should pay all the transfer price to aquire the stock rights.

25 / 30

本协议各方一致同意，自完成标的股权相关的工商变更登记（登记在受让方名下） 之日起三十个工作日内，受让方向转让方付清股权转让价款。

Both parties of this agreement agree that the transferee should pay all the transfer price within thirty (30) working days ever since the day when the target equity interest registration has been registered (registered in the transferee).

4.	声明、承诺与保证

Representations、Promises and Warranties

转让方不可撤销地声明、保证及承诺如下：

The Transferor shall not revoke its representations, promises and warranties as follows:

4.1	转让方具有签署及履行本协议所必需的任何及所有民事权利能力和行为能力；且签署及履行本协议不会违反对其有约束力的任何及所有法律文件，包括但不限于公司章程、已签署的合同或协议等。

The transferor have any and all the authority to execute and perform this agreement; and the execution and performance of any obligations under this agreement do not cause any violation of any instruments to which they are a party or which are binding on them, including but not limited to articles of association, contacts or agreements which have be signed.

4.2	转让方已取得签订和履行本协议所需的一切同意、批准、授权和许可。

The transferor has obtained all the consent, approval, warrant, and permission for entering into and performance of this Agreement which is needed.

4.3	转让方对根据本协议向受让方转让之标的股权拥有合法、完整的所有权，且标的股权上不存在任何权利瑕疵和权利负担。

The transferor have legal and complete title to the target equity interest, and have not placed any security interest on the target equity interest.

受让方不可撤销地声明、保证及承诺如下：

The Transferee shall not revoke its representations, promises and warranties as follows:

26 / 30

4.4	受让方具有签署及履行本协议所必需的任何及所有民事权利能力和行为能力；且 签署及履行本协议不会违反对其有约束力的任何及所有法律文件，包括但不限于公司章程、已签署的合同或协议等。

The transferee has any and all the authority to execute and perform this agreement; and the execution and performance of any obligations under this agreement do not cause any violation of any instruments to which they are a party or which are binding on them, including but not limited to articles of association, contacts or agreements which have be signed.

4.5	受让方已取得签订和履行本协议所需的一切同意、批准、授权和许可。

The transferee has obtained all the consent, approval, warrant, and permission for entering into and performance of this Agreement which is needed.

5.	违约责任

Default Responsibility

5.1	各方均应诚实、全面、适当履行本协议。

The parties should honestly, comprehensively, properly execute this agreement.

5.2	任何一方不履行或不完全履行本协议，给守约方造成损失的，应当赔偿守约方的全部损失。

Each party shall indemnify the observant part against any loss which such party shall incur as a consequence of fail to perform or incompletely perform this agreement.

6.	税费承担

Taxes and Fees

本协议各方一致同意，本协议所述之股权转让所涉及的有关税费分别由各方依据相关法律、法规及规范性文件自行承担。

Each party shall pay any transfer tax and fees incurred thereby or laced thereon in accordance with relevant laws, regulations and regulatory documents in connection with the equity interest transfer.

27 / 30

7.	完整协议和协议的修改和解除

Entire Agreement and Amendment to Agreement

7.1	本协议及本协议中明确提及或包含的全部约定和/或文件构成有关本协议标的事项的完整约定，并取代此前各方就本协议标的事项达成的全部口头约定、合同、谅解和交流。

This Agreement and all agreements and/or documents mentioned or included explicitly by this Agreement constitute the complete agreement with respect to the subject matter of this Agreement and shall substitute any and all prior oral agreements, contracts, understandings and communications made by the Parties with respect to the subject matter of this Agreement.

7.2	本协议未尽事宜，各方将以书面签署补充协议的方式加以明确和说明，补充协议与本协议具有同等法律效力，若本协议与补充协议条款有冲突，则以补充协议为准。

If there is anything not involved in this agreement, all parties shall execute a supplementary agreement to clear and definite, which shall have the same legal effect as this agreement. If there is any conflict, the supplementary agreement shall prevail.

8.	保密

Confidentiality

8.1	各方承认，各方就本协议交换的任何口头或书面信息均属于保密信息。每一方应对上述全部信息保密，在未取得其他方的书面同意前，不得向任何第三方披露任何相关信息，但下述情况除外：（a）该信息已经或将被公众所知（但不是因为接受一方的违约披露导致的）；（b）按照适用法律、法规或证券交易所的要求披露的；或（c）任何一方需要向其法律顾问、财务顾问、董事或高级管理人员披露的有关本协议项下拟定交易的信息，且该法律顾问、财务顾问、董事或高级管理 人员受与本款规定相类似的保密义务的制约。如任何一方聘用的任何职员或代理机构披露保密信息，将被视为该方披露了该保密信息并因此承担违约责任。本款规定将在本协议因任何原因终止后持续有效。

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or regulations or rules of any securities exchange; or (c) information required to be disclosed by any Party to its legal counsel, financial advisor, directors or senior management officers regarding the transaction contemplated hereunder, provided that such legal counsel, financial advisor, directors or senior management officers is also bound by confidentiality duties similar to the duties set out in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

8.2	各方同意本协议终止或失效时，本条仍然有效。

The Parties agree that this section shall remain survive the termination or expiration of this Agreement.

9.	不可抗力

Force Majeure

因不可抗力不能按照约定履行本协议的，根据不可抗力的影响，部分或全部免除责任，但因不可抗力不能按照约定履行协议的一方应当及时通知其他方，并采取必要和适当措施将不可抗力造成的损失降至最低。

If one party can’t perform this agreement due to force majeure, it shall be relieved of all or part of its obligations. The party that can’t perform this agreement should give prompt notification to other parties, and take necessary and appropriate measures to minimize the loss caused by force majeure.

28 / 30

10.	管辖法律

Governing Law

本协议受中国法律管辖且据其进行解释。

This Agreement shall be construed in accordance with and governed by the laws of China.

11.	争议解决

Dispute Resolution

11.1	因本协议产生或与本协议相关的任何争议或主张应由各方通过友好协商的方式解决。如果各方未能解决争议，应将争议提交到上海国际经济贸易仲裁委员会（“仲裁委”），由仲裁委按照申请仲裁时有效的仲裁委仲裁规则经由仲裁解决。仲裁地为上海，仲裁语言为中文。只用一名仲裁员仲裁，该仲裁员由仲裁委指定。仲裁裁决具终局性且对各方都有约束力。

Any dispute or claim arising out of or in connection with or relating to this Agreement shall be resolved by the Parties in good faith through negotiations. In case no resolution can be reached by the Parties, such dispute shall be submitted to the Shanghai International Economic and Trade Arbitration Commission (the “Arbitration Commission”) for arbitration in accordance with its rules of arbitration in effect at the time of applying for such arbitration and the place of arbitration shall be in Shanghai, and the language of arbitration shall be Chinese. The arbitration tribunal shall be composed of only one arbitrator, which shall be appointed by the arbitration commission. The arbitral award shall be final and binding upon all Parties.

11.2	在争议解决和仲裁程序进行过程中，除了本协议正在仲裁的事宜以外，各方应在实际可行的前提下继续履行本协议。每一方应自行承担为解决任何争议而发生的费用，但仲裁费应由各方平均分担。

Throughout any dispute resolution and arbitration proceedings, the Parties shall continue to perform this Agreement, to the extent practical, with the exception of the matter that is under arbitration. Each Party shall be responsible for its own expenses in connection with resolving any Dispute, but the arbitration fees shall be shared equally.

12.	通知

Notices

任何一方按本协议规定发出的通知或其他通信应以英文或中文语书写，并可以专人递送、挂号邮寄、邮资预付邮寄、或受承认的专递服务或发送传真的形式发送到有关各方不时指定的收件地址。通知被视为实际到达的日期，应按如下方式确定：（a）专人递送的通知，专人递送当日即视为已实际送达；（b）用信函发出的通知，则在邮资付讫的航空挂号信寄出日（依邮戳为准）后的第十（10）天，即视为已实际送达，或在送交专递服务公司后的第四（4）天，即视为已实际送达；以及(c)用传真发送的通知，在有关文件的传送确认单上所显示的接收时间，即视为已实际送达。

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of each relevant party as specified by such party from time to time. The date when a notice is deemed to be duly served shall be determined as follows: (a) a notice delivered personally is deemed duly served upon delivery; (b) a notice sent by mail is deemed duly served on the tenth (10th) day after the date when the postage prepaid registered airmail is posted (as evidenced by the postmark), or on the fourth (4th) day after the date when the notice is delivered to an internationally-recognized courier service agency; and (c) a notice sent by facsimile transmission is deemed duly served upon receipt as evidenced by the time shown in the transmission confirmation for the relevant documents.

29 / 30

13.	可分割性

Severability

果本协议项下的任何条款因与有关法律不一致而无效或不可执行，则该条款仅在有关法律的管辖范围之内被视为无效或不可执行，并且本协议其他条款的有效性，合法性和可强制执行性不受其影响。

If any provision of this Agreement is judged to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be only with respect to such laws, and the validity, legality and enforceability of the other provisions hereof shall not be affected.

14.	文本

Counterparts

本协议由协议各方签署四（4）份原件，各方各执一（1）份，一份报相关部门，所有原件具有同等法律效力。

This Agreement shall be executed in four (4) originals by all Parties, with each Party holding one (1) original, the rest shall be submitted to relevant governmental departments. All originals shall have the same legal effect.

15.	语言

Languages

本协议的英文文本和中文文本具有同等法律效力。若英文文本和中文文本有任何不一致的约定，应以中文文本的相关内容为准。

Both Chinese and English versions of this Agreement shall have equal validity. In case of any discrepancy between the English version and the Chinese version, the Chinese version shall prevail.

30 / 30